UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

Direct Selling Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40831	86-3676785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5800 Democracy Drive Plano, TX	75024
(Address of principal executive offices)	(Zip Code)

(214) 380-6020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	DSAQ.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share,	DSAQ	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DSAQW	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Letter of Intent

On March 17, 2023, Direct Selling Acquisition Corp. (“DSAC”) announced that it has entered into a non-binding letter of intent for a potential business combination with a private company in the urban mobility sector. No assurances can be made that DSAC will successfully negotiate and enter into a definitive agreement for a business combination or that DSAC will be successful in completing the business combination.

Additional Trust Contribution and Supplement to the Extension Proxy Statement

On March 17, 2023, DSAC announced that DSAC Partners LLC, a Delaware limited liability company (or one or more of its affiliates, members or third-party designees), will make additional contributions to DSAC’s trust account following the approval and implementation of the Extension, as described in this Current Report on Form 8-K. The corresponding disclosure in the Extension Proxy Statement in the “Letter to Stockholders of Direct Selling Acquisition Corp.”, and pages 10, 16, 23 and 29 should be amended as follows:

“If the Extension Amendment Proposal is approved and the Charter Extension becomes effective, within five business days of the date of the Stockholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $480,000 (emphasis added), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. In addition, if the Extension Amendment Proposal is approved and the Charter Extension becomes effective, in the event that the Company has not consummated a Business Combination by June 28, 2023, without approval of the holders of the Company’s Public Stock (the “Public Stockholders”), the Company may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to nine times, each by one additional month (for a total of up to twelve additional months to complete a Business Combination), provided that the Lender will deposit $160,000 (emphasis added) into the Trust Account for each such monthly extension, for an aggregate deposit of up to $1,920,000 (emphasis added) (if all nine additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which warrants will be identical to the Private Placement Warrants (as defined below). If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

Adjournment

On March 2, 2023, DSAC filed a definitive proxy statement (the “Extension Proxy Statement”) for a special meeting of its stockholders (the “Extension Meeting”) to be held on at 11:00 a.m., Eastern time, on March 22, 2023 to consider and act upon a proposal to extend the date (the “Termination Date”) by which DSAC must complete an initial business combination from March 28, 2023 to June 28, 2023 (the “Charter Extension Date”) and to allow DSAC, without the need for another stockholder vote, to elect to extend the Termination Date to consummate an initial business combination (a “Business Combination”) on a monthly basis, up to nine times, by an additional one month each time after the Charter Extension Date, by resolution of DSAC’s board of directors, if requested by DSAC Partners LLC, a Delaware limited liability company. The Extension Proxy Statement was mailed to DSAC stockholders of record as of February 21, 2023. Stockholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

On March 17, 2023, DSAC issued a press release announcing that it intends to adjourn, without conducting any business, the Extension Meeting, and to reconvene the Extension Meeting at 11:00 a.m., Eastern time, on March 24, 2023, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. In connection with the adjournment of the Extension Meeting, DSAC is extending the deadline for holders of its shares of Class A common stock to exercise their right to redeem their shares for their pro rata portion of the funds available in DSAC’s trust account, or to withdraw any previously delivered demand for redemption, to 5:00 p.m., Eastern time, on March 22, 2023 (two business days before the adjourned Extension Meeting).

VOTING MATTERS

Only holders of record of the Company’s Class A Common Stock and Class B Common Stock at the close of business on February 21, 2023, which is the record date for the Stockholder Meeting, are entitled to notice of the Stockholder Meeting and to vote and have their votes counted at the Stockholder Meeting and any adjournments or postponements of the Stockholder Meeting. As of the close of business on February 21, 2023, there were 28,750,000 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share at the Stockholder Meeting.

All holders of shares of Class A Common Stock, regardless of whether they vote for or against the Extension Amendment Proposal or do not vote at all, may elect to convert their shares of Class A Common Stock into their pro rata portion of the amounts then held in the Trust Account if the Extension Amendment Proposal is implemented. To exercise your redemption rights, you must demand in writing that your shares of Class A Common Stock are redeemed for a pro rata portion of the funds held in the Trust Account and tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at least two business days prior to the initially scheduled date of the Stockholder Meeting. In order to exercise your redemption right, you need to identify yourself as a beneficial holder and provide your legal name, phone number and address in your written demand. You may tender your shares of Common Stock by either delivering your share certificate to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System. If you hold the shares of Common Stock in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares of Common Stock from your account in order to exercise your redemption rights.

Before you vote, you should read the Proxy Statement and other documents that the Company has filed with the Securities and Exchange Commission, together with this Supplement, for more complete information about the Company and the Extension Amendment Proposal. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Proxy Statement. If you have questions about the Extension Amendment Proposal or if you need additional copies of the Proxy Statement or the proxy card you should contact:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: dsaq.info@investor.morrowsodali.com

Item 9.01	Financial Statements

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2023

DIRECT SELLING ACQUISITION CORP.

By:	/s/ Dave Wentz
Name:	Dave Wentz
Title:	Chairman and Chief Executive Officer